Exhibit 99.1

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000440178_1 R1.0.1.18 ORGANOVO HOLDINGS, INC. 440 Stevens Avenue Suite 200 Solana Beach, CA 92075 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on March 25, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on March 25, 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 1 through 5. For Against Abstain 1 Approve the issuance of shares of Organovo common stock in the Merger to the Tarveda securityholders in accordance with the terms of the Merger Agreement; 2 Approve an amendment to the Organovo certificate of incorporation effecting a reverse stock split of Organovo common stock, at a ratio of one (1) new share for every 20 to 40 shares of outstanding Organovo common stock (or any number in between as determined by the Organovo Board of Directors); 3 Approve, on a non-binding advisory vote basis, compensation that will or may become payable by Organovo to its named executive officers in connection with the Merger, each as described in the accompanying proxy statement/prospectus/information statement; 4 Approve the adoption of the Combined Organization 2020 Equity Incentive Plan; and 5 Authorize the adjournment of the Organovo special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Organovo Proposal Nos. 1, 2, 3, and 4. NOTE: The parties named herein are also authorized to transact such other business as may properly come before the Organovo special meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000440178_2 R1.0.1.18 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice, Proxy Statement/Prospectus/ Information Statement and Stockholders Letter are available at www.proxyvote.com ORGANOVO HOLDINGS, INC. Special Meeting of Stockholders March 26, 2020, 10:00 a.m. Pacific Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Taylor Crouch and Jennifer Bush, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of ORGANOVO HOLDINGS, INC. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m. Pacific Time on March 26, 2020, at the offices of Gunderson, Dettmer, Stough, Villeneuve, Franklin & Hachigian, LLP, 3570 Carmel Mountain Road, Suite 200, San Diego, California 92130 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors of Organovo Holdings, Inc. “FOR” all proposals. Continued and to be signed on reverse side